UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $67.61 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Realty Shares	5.95%
FTSE NAREIT Equity REIT Index[a]	6.49%
S&P 500 Index[a]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve might taper its bond purchasing program relatively soon. Despite the rise in yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels (10.5% total returnb) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector (6.7%) saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the period, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

IPO and M&A activity was visible

There were 11 new listings from real estate companies in the first half of 2013, a combination of initial public offerings and private REITs that became listed on the exchange. The issuers have generally been specialty REITs, such as data-center owners and companies that purchase single-family homes to rent. On the merger and acquisition front, Mid-America Apartment Communities and Colonial Properties Trust announced a merger that would create a publicly traded apartment REIT focused on Sunbelt markets. The combined company was expected to have a total market capitalization of $8.6 billion at the time of the announcement.

Fund performance

The Fund had a positive total return in the period, although it underperformed its benchmark. Relative returns were hindered by stock selection in the regional mall, office and diversified sectors. Within the diversified sector, our position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants. Our underweights in health care REITs (9.4%) and the free-standing retail sector (9.5%) also hampered relative performance.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY SHARES, INC.

Favorable stock selection in the apartment sector aided performance. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired. Our overweight in shopping center owners was also beneficial.

Investment Outlook

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy. In our view, better growth could have a greater impact on investor sentiment than a move away from historically low rates.

We believe that an environment of low new supply and improving demand generated by a housing-led economic recovery could be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. Given that distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view. Based on our cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs that we believe have the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners as, in our view, the group's valuation advantage has narrowed relative to central business district office companies. We believe that West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

JON CHEIGH	JASON A. YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	8.06%	8.12%	11.87%	12.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as reported in the prospectus dated May 1, 2013 was 1.00%.

a  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013—June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period[a] January 1, 2013– June 30, 2013
Actual (5.95% return)	$1,000.00	$1,059.50	$4.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.98	$4.86

a  Expenses are equal to the Fund's annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

June 30, 2013
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$610,575,413	11.3
Prologis	266,373,171	4.9
Ventas	262,200,942	4.9
Vornado Realty Trust	238,032,192	4.4
Equity Residential	230,648,749	4.3
Health Care REIT	228,742,758	4.2
Public Storage	190,145,760	3.5
UDR	170,473,169	3.2
General Growth Properties	169,829,268	3.2
Host Hotels & Resorts	157,154,037	2.9

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.4%
FINANCIAL—BANKS	0.2%
Bond Street Holdings, Class A, 144Aa,b,c,d		662,947	$9,380,700
REAL ESTATE	98.2%
DIVERSIFIED	9.5%
Alexander's		34,569	10,153,261
American Assets Trust		1,264,359	39,018,119
Colony Financial		720,748	14,335,678
Cousins Properties		2,995,290	30,252,429
Duke Realty Corp.		6,151,166	95,896,678
Forest City Enterprises, Class Ad		2,502,639	44,822,264
Vornado Realty Trust		2,873,050	238,032,192
WP Carey		628,852	41,611,137
			514,121,758
HEALTH CARE	11.4%
HCP		1,812,371	82,354,138
Health Care REIT		3,412,543	228,742,758
Healthcare Trust of America, Class A		3,481,869	39,101,389
Ventas		3,774,848	262,200,942
			612,399,227
HOTEL	8.0%
Hersha Hospitality Trust		7,066,161	39,853,148
Host Hotels & Resorts		9,315,592	157,154,037
Hyatt Hotels Corp., Class Ad		1,064,062	42,945,542
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		3,366,400	40,935,424
RLJ Lodging Trust		2,390,900	53,771,341
Strategic Hotels & Resorts Worldwide[d]		6,353,144	56,288,856
Sunstone Hotel Investors[d]		3,218,199	38,875,844
			429,824,192
INDUSTRIALS	5.6%
DCT Industrial Trust		458,927	3,281,328
First Industrial Realty Trust		2,160,619	32,776,590
Prologis		7,061,855	266,373,171
			302,431,089

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
OFFICE	9.4%
Alexandria Real Estate Equities		1,172,900	$77,082,988
Boston Properties		516,135	54,436,758
Corporate Office Properties Trust		1,987,983	50,693,567
Douglas Emmett		3,531,422	88,108,979
Hudson Pacific Properties		2,444,555	52,020,130
Mack-Cali Realty Corp.		2,029,645	49,706,006
SL Green Realty Corp.		1,547,262	136,453,036
			508,501,464
OFFICE/INDUSTRIAL	0.5%
PS Business Parks		362,019	26,126,911
RESIDENTIAL	16.0%
APARTMENT	14.3%
Apartment Investment & Management Co.		3,363,117	101,028,035
BRE Properties		1,630,441	81,554,659
Equity Residential		3,972,593	230,648,749
Essex Property Trust		527,920	83,897,046
Home Properties		1,563,543	102,208,806
UDR		6,687,845	170,473,169
			769,810,464
MANUFACTURED HOME	1.7%
Equity Lifestyle Properties		880,456	69,195,037
Sun Communities		528,218	26,284,128
			95,479,165
TOTAL RESIDENTIAL			865,289,629
SELF STORAGE	6.9%
CubeSmart		4,035,120	64,481,218
Extra Space Storage		1,409,102	59,083,647
Public Storage		1,240,108	190,145,760
Sovran Self Storage		930,607	60,294,027
			374,004,652

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	29.5%
COMMUNITY CENTER	10.1%
Cedar Realty Trust		2,066,858	$10,706,324
DDR Corp.		4,897,035	81,535,633
Kimco Realty Corp.		6,854,813	146,898,643
Ramco-Gershenson Properties Trust		2,407,269	37,384,888
Regency Centers Corp.		2,622,237	133,235,862
Retail Properties of America, Class A		3,280,483	46,845,297
Weingarten Realty Investors		2,773,325	85,335,210
			541,941,857
FREE STANDING	2.6%
National Retail Properties		1,945,154	66,913,298
Realty Income Corp.		1,770,319	74,211,772
			141,125,070
REGIONAL MALL	16.8%
CBL & Associates Properties		2,901,300	62,145,846
General Growth Properties		8,547,019	169,829,268
Glimcher Realty Trust		5,773,707	63,048,880
Simon Property Group		3,866,359	610,575,413
			905,599,407
TOTAL SHOPPING CENTERS			1,588,666,334
SPECIALTY	1.4%
Digital Realty Trust		1,227,476	74,876,036
TOTAL REAL ESTATE			5,296,241,292
TOTAL INVESTMENTS (Identified cost—$4,130,774,273)	98.4%		5,305,621,992
OTHER ASSETS IN EXCESS OF LIABILITIES	1.6%		83,926,081
NET ASSETS (Equivalent to $67.61 per share based on 79,717,766 shares of common stock outstanding)	100.0%		$5,389,548,073

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.2% of the net assets of the Fund.

b  Illiquid security. Aggregate holdings equal 0.2% of the net assets of the Fund.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.2% of the net assets of the Fund, all of which are illiquid.

d  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$4,130,774,273)	$5,305,621,992
Cash	45,818,143
Receivable for:
Investment securities sold	65,869,224
Dividends	13,072,756
Fund shares sold	11,891,775
Other assets	38,180
Total Assets	5,442,312,070
LIABILITIES:
Payable for:
Investment securities purchased	27,028,704
Fund shares redeemed	15,886,542
Dividends declared	3,633,734
Investment advisory fees	3,447,464
Shareholder servicing fees	1,819,601
Administration fees	88,645
Directors' fees	4,544
Other liabilities	854,763
Total Liabilities	52,763,997
NET ASSETS applicable to 79,717,766 shares of $0.001 par value of common stock outstanding	$5,389,548,073
NET ASSET VALUE PER SHARE:
($5,389,548,073 ÷ 79,717,766 shares outstanding)	$67.61
NET ASSETS consist of:
Paid-in capital	$4,069,603,787
Dividends in excess of net investment income	(14,728,790)
Accumulated undistributed net realized gain	159,825,357
Net unrealized appreciation	1,174,847,719
$5,389,548,073

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income	$62,970,514
Expenses:
Investment advisory fees	20,809,365
Shareholder servicing fees	2,448,624
Transfer agent fees and expenses	916,394
Administration fees	856,151
Reports to shareholders	265,322
Registration and filing fees	199,391
Custodian fees and expenses	171,461
Directors' fees and expenses	150,991
Professional fees	54,230
Line of credit fees	38,654
Miscellaneous	131,063
Total Expenses	26,041,646
Net Investment Income	36,928,868
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	272,747,873
Net change in unrealized appreciation (depreciation) on investments	(23,324,182)
Net realized and unrealized gain	249,423,691
Net Increase in Net Assets Resulting from Operations	$286,352,559

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$36,928,868	$54,492,852
Net realized gain	272,747,873	375,194,282
Net change in unrealized appreciation (depreciation)	(23,324,182)	198,980,062
Net increase in net assets resulting from operations	286,352,559	628,667,196
Dividends and Distributions to Shareholders from:
Net investment income	(61,827,086)	(51,418,747)
Net realized gain	(1,746,053)	(349,256,556)
Total dividends and distributions to shareholders	(63,573,139)	(400,675,303)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	287,974,934	816,905,288
Total increase in net assets	510,754,354	1,044,897,181
Net Assets:
Beginning of period	4,878,793,719	3,833,896,538
End of period[a]	$5,389,548,073	$4,878,793,719

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $14,728,790 and $10,169,428, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$64.57	$60.83	$58.46	$47.06	$37.01	$58.80
Income (loss) from investment operations:
Net investment income	0.47	0.74	0.63 [a]	1.22	0.89	1.15
Net realized and unrealized gain (loss)	3.38	8.65	2.93	11.39	10.55	(20.93)
Total income (loss) from investment operations	3.85	9.39	3.56	12.61	11.44	(19.78)
Less dividends and distributions to shareholders from:
Net investment income	(0.79)	(0.73)	(0.58)	(1.22)	(0.89)	(1.22)
Net realized gain	(0.02)	(4.92)	(0.61)	—	—	—
Tax return of capital	—	—	—	—	(0.51)	(0.80)
Total dividends and distributions to shareholders	(0.81)	(5.65)	(1.19)	(1.22)	(1.40)	(2.02)
Redemption fees retained by the Fund	—	—	0.00 [b]	0.01	0.01	0.01
Net increase (decrease) in net asset value	3.04	3.74	2.37	11.40	10.05	(21.79)
Net asset value, end of period	$67.61	$64.57	$60.83	$58.46	$47.06	$37.01
Total investment return[c]	5.95%[d]	15.72%	6.18%	27.14%	32.50%	–34.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,389.5	$4,878.8	$3,833.9	$3,165.1	$2,299.4	$1,392.1
Ratio of expenses to average daily net assets	0.97%[e]	0.98%	0.96%	0.99%	1.06%	1.00%
Ratio of net investment income to average daily net assets	1.38%[e]	1.19%	0.98%	1.10%	2.45%	2.06%
Portfolio turnover rate	45%[d]	85%	90%	106%	119%	99%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Financial—Banks	$9,380,700	$—	$—	$9,380,700	[a]
Common Stock— Other Industries	5,296,241,292	5,296,241,292	—	—
Total Investments[b]	$5,305,621,992	$5,296,241,292	$—	$9,380,700

a  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2012	$13,583,784
Change in unrealized depreciation	(4,203,084)
Balance as of June 30, 2013	$9,380,700

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(4,203,084).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2013	Valuation Technique	Unobservable Inputs	Range
Common Stock— Financial—Banks	$9,380,700	Market comparable companies	Price/Book Ratio Liquidity Discount	1.02 30%	X – 1.71X

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Common Stock—Financial—Banks are the price-to-book ratio and discount for lack of liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Cash: As of June 30, 2013, the balance of cash was held at the Fund's custodian in a non-interest bearing demand deposit account.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to and including $1.5 billion and 0.75% of the average daily net assets above $1.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $535,081 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $34,341 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $2,665,132,393 and $2,359,052,700, respectively.

Note 4. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$4,130,774,273
Gross unrealized appreciation	$1,222,276,748
Gross unrealized depreciation	(47,429,029)
Net unrealized appreciation	$1,174,847,719

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Sold	12,608,839	$872,295,895	24,041,507	$1,597,741,965
Issued as reinvestment of dividends and distributions	839,095	57,267,510	5,770,732	366,749,494
Redeemed	(9,282,937)	(641,588,471)	(17,285,543)	(1,147,586,171)
Net increase	4,164,997	$287,974,934	12,526,696	$816,905,288

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Investment Advisor and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. At the Board of Directors request, the Investment Advisor provided supplemental information regarding the Fund's performance, and fees and expenses. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the

COHEN & STEERS REALTY SHARES, INC.

Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel, noting the leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services as well as the distribution services provided and dealer assistance payments made by the Investment Advisor and its affiliates. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to its benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' median for the three-year period ended March 31, 2012, ranking in the fifth quintile. The Board of Directors further noted that the Fund outperformed the medians of the Peer Funds for the one- and five-year periods ended March 31, 2013, ranking in the third and first quintiles, respectively. The Board of Directors noted that the Fund underperformed its benchmark for the one- and three-year periods ended March 31, 2013, and outperformed its benchmark for the five- and ten-year periods.

After reviewing the performance information, the Board of Directors requested that the Investment Advisor provide supplemental materials in advance of the in-person meeting. The Board of Directors considered these supplemental materials and engaged in discussions with the Investment Advisor. The Board of Directors further considered the Fund's shorter and longer term performance, noting that year-to-date ended March 31, 2013, the Fund outperformed the Peer Funds' median, ranking in the first quintile, and that its performance had improved in comparison versus the benchmark. The Board of Directors also noted that the Fund's longer term performance over the five- and ten-year periods was strong versus its Peer Funds and benchmark, outperforming the medians of the Peer Funds by approximately 100 basis points or more, and benchmark by 45 basis points or more.

COHEN & STEERS REALTY SHARES, INC.

The Board of Directors noted that since inception through May 31, 2013, the Fund outperformed its benchmark by 70 basis points. The Board of Directors further noted that, since 2008, the Fund has consistently maintained an overall 4-star Morningstar rating and that a $10,000 investment made at the Fund's inception was worth $128,587 at March 31, 2013, indicating the value returned to shareholders. The Board of Directors also considered the Fund's performance versus a peer group of institutional funds and/or share classes selected by the Investment Advisor and against which, the Investment Advisor believes, the Fund competes for assets. For the one- and three-year periods ended March 31, 2013, the Fund slightly underperformed the medians of these peer funds, and outperformed the median for the five-year period.

The Board of Directors further considered additional information provided by the Investment Advisor relating to last year's changes to the real estate investment team, including the hiring of additional personnel, and a narrative summary of various enhancements to the investment process, which were having a positive effect on recent performance. The Board of Directors determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund; and (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as the Fund's total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual management fees were higher than the medians of the Peer Funds, ranking the Fund in the fifth quintile. The Board of Directors further noted that the Fund's total expense ratio was higher than the median of the Peer Funds, ranking the Fund in the fourth quintile. The Board of Directors further considered the Fund's expenses versus the group of institutional open-end funds and/or share classes compiled by the Investment Advisor as discussed above, and noted that the Fund's actual management fee was in line with the group median, the Fund's contractual management fee was slightly higher (2.5 basis points) than the group median, and the Fund's total expense ratio was lower than the median of the group. The Board of Directors considered that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion and, as a result of asset size, the Fund is currently benefitting from the reduced fee. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor

COHEN & STEERS REALTY SHARES, INC.

receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund.

The Independent Directors requested, in advance of the in-person meeting, that the Investment Advisor provide supplemental materials relating to the Fund's fees and expenses. The Board of Directors considered these supplemental materials and engaged in discussions with the Investment Advisor.

In addition, the Board of Directors considered that the Advisor is a specialty manager focusing on real estate investment trusts and that many shareholders invested in the Fund for this expertise.

In light of the considerations above, the Board of Directors determined that economies of scale are being shared with shareholders, concluding that the Fund's expense structure was satisfactory. In addition, the Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements, as well as the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSRSXSAR

Semiannual Report June 30, 2013

Cohen & Steers Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 23, 2013